                          THIRD MODIFICATION AGREEMENT

         THIS THIRD MODIFICATION AGREEMENT (the "Third Agreement") is entered into and effective as of April 26, 1996, by and among i2 Technologies, Inc., a Delaware corporation, with its principal office at 909 E. Las Colinas Boulevard, 16th Floor, Irving, Texas 75039 ("Borrower") and NationsBank of Texas, N.A., a national banking association, with offices at 901 Main Street, Dallas, TX 75202 ("Bank").

                                  WITNESSETH:

         WHEREAS, Borrower and Bank entered into that certain Loan Agreement, dated as of August 11, 1994, as modified by the Loan Increase and First Modification Agreement dated May 26, 1995 and the Second Modification Agreement dated December 31, 1995, (as modified, the "Loan Agreement"), pursuant to which Bank agreed to make loans and advances to Borrower in accordance with the terms thereof.

         WHEREAS, Borrower and Bank now desire to amend the Loan Agreement in certain particulars.

         NOW THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Third Agreement, and fully intending to be legally bound by this Third Agreement, Borrower and Bank hereby agree as follows:

         1. Effective April 26, 1996, the Section 5.C. of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                 C. Extensions of Credit. Have any outstanding loans or advances to any individual, partnership, corporation or other entity, in excess of an aggregate of $1,500,000 at any one time.

         2. Except as amended hereby, the Loan Agreement is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Agreement as of the date and year first above written.


BORROWER:                                  BANK:

i2 TECHNOLOGIES, INC.                      NATIONSBANK OF TEXAS, N.A.


BY:                                        BY:
   ---------------------------------          ----------------------------------
NAME:   David F. Cary                      NAME:   Rachel R. Johnston
TITLE:  Vice President & Chief             TITLE:  Vice President
           Financial Officer